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March 14, 2000





Securities and Exchange Commission


Per discussion with Chas Das (202-942-0650) in the Legal Division at the Securities and Exchange Commission. Please disregard N-30D filing done on February 29, 2000 for Driehaus Capital Management Inc. Bowne of Chicago who is my filing agent used the wrong CIK:0000938206 and CCC:tm@rw5av. Please rescind the filing for Accession Number: 0000950137-00-000731.

Correct CIK:0001016073 and CCC:i$h4ykam, Accession Number 0000950137-00-000981 was filed correctly on March 14, 2000. Would you please change the date of this N-30D filing from March 14, 2000 to February 29, 2000.

Thank you,

/s/Malinda Sanborn
Malinda Sanborn
Driehaus Mutual Funds